Barings
Corporate Investors

Report for the
Nine Months Ended September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 (413) 226-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).
A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS
October 31, 2019

We are pleased to present the September 30, 2019 Quarterly Report of Barings Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 15, 2019 to shareholders of record on November 4, 2019. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.28 per share of net investment income for the third quarter of 2019, compared to $0.29 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $309,723,333 or $15.34 per share, compared to $308,265,619 or $15.29 per share on June 30, 2019. This translates to a 2.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 8.7%, 9.7%, 9.4%, 12.2%, and 13.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased during the quarter, from $15.65 per share as of June 30, 2019 to $16.86 per share as of September 30, 2019, which resulted in a total return for the quarter of 9.8%. The Trust’s market price of $16.86 per share equates to a 9.9% premium over the September 30, 2019 net asset value per share of $15.34. The Trust’s average quarter-end premium for the 3, 5, and 10-year periods was 2.4%, 7.2%, and 12.0%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 2.4% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 1.3% and 0.9% for the quarter, respectively.

The Trust closed three new private placement investments and eight add-on investments to existing portfolio companies during the third quarter. The total amount invested by the Trust in these transactions was $12,264,535. Of note, all of the new platform investments were floating rate senior secured term loans. Over the past couple of years, the Trust has increasingly invested in term loans with floating interest rates. As interest rates fluctuate, we expect interest income to fluctuate due to the base interest rates on the floating rate loans resetting quarterly. Please note that the Trust’s own senior term loan is fixed rate, and therefore fluctuations in base interest rates will not impact the Trust’s cost of borrowing.

Middle market merger and acquisition activity in 2019 remains below 2018 levels. The lower M&A activity and substantial amounts of available capital continue to fuel hyper-competitive market conditions and aggressive credit terms. As a result of these factors, the Trust’s new investment activity was lower than recent quarters. It continues to be difficult to source traditional higher yielding junior debt opportunities as all-senior structures continue to be more prevalent in the middle market. As always, we continue to be selective in our investment choices and maintain underwriting discipline.

The Trust’s current portfolio continues to exhibit sound credit quality. Realization activity continued through the third quarter with six private investment exits during the quarter, five of which yielded favorable results. Unfortunately, the sale of SMB Machinery, a longstanding underperforming investment held by the Trust, resulted in a loss. In addition, two companies fully prepaid their debt held by the Trust. Although M&A activity is below prior year levels, we remain cautiously optimistic about realization activity over the next few quarters, as there are several companies in which the Trust has outstanding investments that are in the process of being sold.

The Trust was able to maintain its $0.30 per share quarterly dividend in the third quarter. While the Trust’s expansion of its target investment criteria in 2017 has allowed for increased private debt investment opportunities, and as a result, more stable recurring investment income, recurring investment income fell slightly short of fully funding this quarter’s dividend. As has occurred from time to time in the past, the slight shortfall was covered with earnings carry forwards and other non-recurring income. Due to the continued market decline in higher yielding junior debt investment opportunities, over time it may become difficult to maintain the dividend at $0.30 per share. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with the Trust’s recurring earnings.

At the Trust’s most recent meeting of the Board of Trustees, held on October 25, 2019, I informed the Trustees that I will be retiring from Barings LLC and as President of the Trust in January 2020. At that same meeting, the Trustees also elected Christina Emery to succeed me as President of the Trust effective January 1, 2020. Ms. Emery currently serves a

(Continued)

Vice President of the Trust and is engaged in the day-to-day management of the Trust. She joined Barings in 2005 and since 2011 has been a Managing Director in Barings’ Global Private Finance Group. During her tenure at Barings, Ms. Emery has originated, analyzed, structured, and documented private debt and private equity investments, and currently focuses on managing portfolios holding private debt and private equity investments.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle
President

Portfolio Composition as of 09/30/19*

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

 Barings Corporate Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $263,181,510)	$262,530,241
Corporate restricted securities at market value (Cost - $14,556,083)	12,547,151
Corporate public securities at market value (Cost - $11,448,505)	11,007,985
Short-term securities at amortized cost	25,743,733

Total investments (Cost - $314,929,831)	311,829,110

Cash	27,884,425
Interest receivable	2,583,318
Receivable for investments sold	350,000
Other assets	8,664

Total assets	342,655,517

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,627,255
Investment advisory fee payable	967,885
Interest payable	135,317
Accrued expenses	201,727

Total liabilities	32,932,184

Commitments and Contingencies (See Note 8)

Total net assets	$309,723,333

Net Assets:
Common shares, par value $1.00 per share	$20,192,015
Additional paid-in capital	272,272,575
Total distributable earnings	17,258,743

Total net assets	$309,723,333

Common shares issued and outstanding (28,054,782 authorized)	20,192,015

Net asset value per share	$15.34

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2019
(Unaudited)

Investment Income:
Interest	$21,504,045
Dividends	510,867
Other	222,877

Total investment income	22,237,789

Expenses:
Investment advisory fees	2,874,098
Interest	794,250
Trustees’ fees and expenses	270,000
Professional fees	223,654
Reports to shareholders	85,000
Custodian fees	25,200
Other	73,559

Total expenses	4,345,761

Investment income - net	17,892,028

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,264,589
Income tax expense	(171,430)

Net realized gain on investments after taxes	3,093,159

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	7,929,216

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	7,929,216

Net gain on investments	11,022,375

Net increase in net assets resulting from operations	$28,914,403

See Notes to Consolidated Financial Statements

 Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2019
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(25,618,997)
Purchases of portfolio securities	(31,892,589)
Proceeds from disposition of portfolio securities	61,543,037
Interest, dividends and other income received	19,389,929
Interest expense paid	(794,250)
Operating expenses paid	(3,400,232)
Income taxes paid	(2,032,803)
Net cash provided by operating activities	17,194,095

Cash flows from financing activities:
Cash dividends paid from net investment income	(18,107,997)
Receipts for shares issued on reinvestment of dividends	1,654,621
Net cash used for financing activities	(16,453,376)
Net increase in cash	740,719
Cash - beginning of period	27,143,706
Cash - end of period	$27,884,425

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$28,914,403
Increase in investments	(11,133,464)
Increase in interest receivable	(147,908)
Increase in receivable for investments sold	(350,000)
Increase in other assets	(6,097)
Increase in payable for investments purchased	1,627,255
Decrease in tax payable	(1,861,373)
Increase in investment advisory fee payable	57,768
Increase in accrued expenses	93,511
Total adjustments to net assets from operations	(11,720,308)
Net cash provided by operating activities	$17,194,095

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 9/30/2019 (Unaudited)	For the year ended 12/31/2018
Increase / (decrease) in net assets:
Operations:
Investment income - net	$17,892,028	$24,211,952
Net realized gain on investments after taxes	3,093,159	5,375,296
Net change in unrealized appreciation / (depreciation) of investments after taxes	7,929,216	(20,000,777)
Net increase in net assets resulting from operations	28,914,403	9,586,471

Increase from common shares issued on reinvestment of dividends
Common shares issued (2019 - 109,146; 2018 - 143,005)	1,654,621	2,158,620

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2019 - $0.60 per share; 2018 - $1.20 per share)	(12,083,136)	(24,034,954)
Total increase / (decrease) in net assets	18,485,888	(12,289,863)

Net assets, beginning of period/year	291,237,445	303,527,308

Net assets, end of period/year	$309,723,333	$291,237,445

See Notes to Consolidated Financial Statements

 Barings Corporate Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended	For the years ended December 31,
	9/30/2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value:
Beginning of period / year	$14.50	$15.22	$14.23	$14.03	$14.34	$13.85

Net investment income (a)	0.89	1.21	1.27	1.12	1.04	1.23
Net realized and unrealized gain (loss) on investments	0.55	(0.73)	0.92	0.26	(0.16)	0.45

Total from investment operations	1.44	0.48	2.19	1.38	0.88	1.68

Dividends from net investment income to common shareholders	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
(Decrease)/Increase from dividends reinvested	0.00	0.00	0.00	0.02	0.01	0.01

Total dividends	(0.60)	(1.20)	(1.20)	(1.18)	(1.19)	(1.19)

Net asset value: End of period / year	$15.34	$14.50	$15.22	$14.23	$14.03	$14.34

Per share market value:
End of period / year	$16.86	$14.70	$15.26	$15.48	$17.25	$15.89

Total investment return
Net asset value (b)	10.06%	3.17%	15.72%	10.13%	6.20%	13.78%
Market value (b)	19.18%	4.54%	6.86%	(3.49%)	17.01%	16.53%

Net assets (in millions):
End of period / year	$309.72	$291.24	$303.53	$281.57	$275.92	$280.13
Ratio of total expenses to average net assets (c)	1.99% (d)	2.87%	3.63%	2.92%	2.56%	3.66%
Ratio of operating expenses to average net assets	1.56% (d)	1.71%	1.59%	1.56%	1.67%	1.65%
Ratio of interest expense to average net assets	0.35% (d)	0.35%	0.51%	0.56%	0.55%	0.57%
Ratio of income tax expense to average net assets	0.08% (d)	0.81%	1.53%	0.80%	0.34%	1.44%
Ratio of net investment income to average net assets	7.88% (d)	8.00%	8.49%	7.80%	7.12%	8.57%
Portfolio turnover	11%	48%	25%	29%	29%	38%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$11,324	$10,708	$11,118	$10,386	$10,197	$10,338

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019
(Unaudited)

Corporate Restricted Securities - 88.81%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 84.76%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicle’s ignition system.
10.29% Second Lien Term Loan due 12/22/2022 (LIBOR +8.250%)	$3,500,000	12/21/17	$3,456,635	$3,465,419

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.59% Term Loan due 06/24/2025 (LIBOR +7.25%)	$3,500,000	07/10/19	3,432,627	3,426,942

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.6% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,022,550	12/19/18	1,987,332	1,975,192

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	136,495
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,642,302	*	3,608,233	3,642,302
Preferred Stock (B)	2,382 shs.	**	238,212	347,354
Common Stock (B)	736 shs.	**	736	66,268
* 03/27/15, 11/16/18 and 07/01/19.			3,847,181	4,055,924
** 03/27/15, 11/15/18 and 07/01/19.

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
8.75% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,614,028	04/09/19	2,559,881	2,559,583

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
7.74% Term Loan due 09/06/2025 (LIBOR + 5.25%)	$2,706,170	09/06/19	$2,645,976	$2,645,725

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A
Preferred (B) (F)	273 uts.	10/04/12	272,727	278,354

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,730,840	11/19/15	1,719,575	1,471,214
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	4,281
			1,944,875	1,475,495

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.7% Term Loan due 07/27/2024 (LIBOR + 5.500%)	$3,771,500	10/30/18	3,708,126	3,613,186

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$24,416	08/30/18	24,416	24,791
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,047,458	3,074,700
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	2,577
			3,497,174	3,526,943

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	13,493	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.59% Second Lien Term Loan due 06/26/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	$3,410,281	$3,375,032

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,886,546	*	3,829,646	3,946,781
Preferred Stock Series A (B)	55 shs.	*	552,214	552,200
Common Stock Class A (B)	1,590 shs.	*	1,748	673,259
* 10/11/17 and 01/28/19.			4,383,608	5,172,240

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
6.85% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$4,962,500	12/18/18	4,876,230	4,896,760

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,011,981	04/28/17	2,968,182	3,006,215
Limited Liability Company Unit (B)	5,869 uts.	*	586,923	503,168
* 04/28/17 and 02/07/19.			3,555,105	3,509,383

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$285,326	10/12/12	285,268	283,999
Common Stock (B)	114,894 shs.	10/12/12	114,894	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	—
			445,648	283,999

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	6,000 shs.	06/30/15	1,902,077	—

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.35% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,466,387	10/03/18	$1,451,084	$1,414,070

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.54% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,257,849	*	2,221,345	2,211,128
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
7.3% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,118,912	09/04/18	2,102,145	2,108,318

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,439,323	01/19/11	2,434,174	2,439,323
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$650,180	08/03/12	648,775	649,305
Common Stock (B)	1,125 shs.	01/19/11	112,500	90,594
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	71,213
			3,283,199	3,250,435

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	610,768

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
8.1% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,384,467	12/20/18	3,313,015	3,316,051

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
11.83% Senior Subordinated Note due 01/12/2024 (LIBOR + 9.500%)	$3,626,416	01/16/18	$3,570,730	$3,540,489

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$4,053,378	*	2,483,541	2,483,541
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	209,240
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	235,720
* 05/01/2018 and 06/28/19.			2,496,604	2,928,501

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
7.31% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$3,495,625	04/01/19	1,678,627	1,681,681

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,846,069	2,649,736
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	406,752
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,594,617	3,056,488

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
6.27% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$4,810,113	04/20/18	4,736,688	4,692,718

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
10.31% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,722,210	2,654,190

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	711,522
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	711,522

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
10.79% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	$3,460,211	$3,460,625

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$1,161,963	06/20/18	1,142,031	1,173,583
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$2,709,175	11/21/14	2,683,578	2,736,267
Limited Liability Company Unit (F)	467 uts.	11/19/14	73,447	513,618
			3,899,056	4,423,468

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.85% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$3,646,936	12/21/18	3,599,167	3,578,973
Common Stock (B)	109 shs.	12/28/18	108,565	127,493
			3,707,732	3,706,466

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	3,062,161
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	20,818
			3,506,931	3,082,979

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,723,533	06/30/17	2,684,704	2,723,533
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	879,983
			3,491,620	3,603,516

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	1,032,047

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	$338,744	$3,716,055
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	42,469	465,880
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	83,062	378,548
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	52,992	519,323
			517,267	5,079,806

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout
South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	110,641
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	110,641

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,247,058	03/27/13	2,309,546	3,084,705
Preferred Stock (B)	709 shs.	03/29/19	708,661	751,818
Common Stock (B)	2,835 shs.	03/27/13	283,465	64,708
			3,301,672	3,901,231

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.2% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$4,962,334	*	4,892,592	4,884,554
* 12/19/17 and 04/16/19

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	2,093 shs.	*	209,271	292,832
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	111,229
* 02/05/14 and 11/22/17.			282,904	404,061

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	$754,061	$1,035,816
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	829
* 12/19/14 and 04/29/16.			754,061	1,036,645

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$2,036,842	07/01/16	2,015,368	2,036,842
Common Stock (B)	303 shs.	07/01/16	303,333	472,257
			2,318,701	2,509,099

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,371,426	02/14/14	2,364,015	2,371,426
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	873,298	875,000
Common Stock (B)	1,666 shs.	02/14/14	1,667	527,901
			3,238,980	3,774,327

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	300,651

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$3,006,897	*	2,990,002	3,006,897
10.08% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	222,613
10.08% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	297,276
* 12/30/15 and 12/23/16			3,510,835	3,526,786

Holley Performance Products
A provider of automotive aftermarket performance products.
7.26% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$4,962,500	10/24/18	4,897,689	4,826,031

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
7.54% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,348,983	08/16/19	3,288,809	3,316,035

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020 (D)	$2,216,037	11/10/14	2,200,208	—
Common Stock (B)	4,667 shs.	11/10/14	466,667	—
			2,666,875	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	381,717 uts.	10/31/16	381,717	1,080,069
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	878,890
			939,018	1,958,959

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	181,461
Common Stock (B)	667 shs.	07/15/08	539,502	109,925
			539,502	291,386

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
7.81% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,731,580	10/01/18	2,326,925	2,297,413
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	48,417
			2,373,839	2,345,830

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	$1,212,363	$1,196,918
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	328,471
Common Stock (B)	106 shs.	10/05/10	106,200	15,877
Common Stock Class B (B)	353 shs.	01/15/10	352,941	52,765
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	46,697
			2,299,062	1,640,728

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,792,632	04/17/15	1,790,909	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,147,567	—

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 03/03/2022 (D)	$1,362,886	09/22/11	1,347,188	1,294,742
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	60,789
14% PIK Senior Subordinated Note due 03/03/2022	$236,564	*	236,564	238,005
15% PIK Senior Subordinated Note due 03/03/2022	$128,625	01/03/19	128,625	128,625
Common Stock Class A (B)	249,235 shs.	**	512,114	732,974
* 10/21/16, 01/27/17 and 10/13/17.			2,296,008	2,455,135
** 08/18/15, 10/20/16 and 01/27/17.

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,307,874	09/30/14	2,291,341	2,307,874
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$620,005	02/28/18	612,579	626,355
Preferred Stock Series A (B)	62,748 uts.	07/25/19	25,184	50,110
Common Stock Class B (B)	526,019 shs.	*	495,405	81,633
* 09/30/14 and 02/28/18.			3,424,509	3,065,972

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	$2,263,708	$2,304,357
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	216,442
			2,723,282	2,520,799

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations (“MRO”) products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,242,709	12/02/16	3,203,690	3,275,136
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	441,812
Common Stock (B)	491 shs.	12/02/16	491	148,512
			3,551,372	3,865,460

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$879,350	11/30/10	877,613	879,350
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	222,499
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	20,176
			877,613	1,122,025

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
8.1% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$4,235,335	03/15/18	4,168,831	3,663,020

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$5,895,819	*	5,804,860	5,895,819
Common Stock (B)	420 shs.	05/17/16	420,000	1,221,567
* 06/30/16, 03/11/19 and 08/09/19.			6,224,860	7,117,386

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	$3,565,444	$3,620,893
Common Stock Class B (B)	772,121 shs.	*	772,121	831,450
* 01/29/16 and 02/17/17.			4,337,565	4,452,343

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
7.1% Term Loan due 02/28/2024 (LIBOR + 5.000%)	$1,962,245	03/06/19	1,656,921	1,632,987

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

8.29% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$3,855,975	11/14/17	3,785,315	3,833,011

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	46,635
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 12/31/2020	$2,170,983	07/31/14	2,159,212	1,085,492
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,085,492

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023	$2,501,132	11/20/14	2,489,363	2,501,132
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	748,300
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	64,849
			2,925,430	3,314,281

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,932,079	11/13/17	$2,932,079	$2,990,721
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	902,882
			3,306,810	3,893,603

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.36% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,407,757	3,374,557

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.7% Term Loan due 06/22/2024 (LIBOR + 4.500%)	$4,950,000	07/30/18	4,850,356	4,893,706

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.32% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,784,353	07/31/18	1,479,395	1,449,930

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.06% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,616,633	01/08/19	2,585,824	2,592,483

Sandvine Corporation
A provider of active network intelligence solutions.
10.04% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,422,472	3,393,655

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.54% Lien Term Loan due 07/31/2024 (LIBOR + 4.500%)	$3,818,304	07/27/18	3,749,160	3,706,146

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
7.29% Term Loan due 06/28/2025 (LIBOR + 5.250%)	$1,512,665	06/27/19	$1,498,194	$1,497,312

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,494,768	12/19/18	2,472,760	2,544,663
Limited Liability Company Unit	1,687,922 uts.	02/20/19	1,089,146	2,111,995
			3,561,906	4,656,658

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$2,200,568	*	2,188,095	2,200,568
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	3,635,634
* 03/27/17 and 08/07/18.			4,340,783	5,836,202

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	598,668
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	99,960
			377,922	698,628

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2020 (D)	$5,436,327	*	4,075,756	4,077,245
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	4,077,245

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021 (D)	$2,865,853	07/31/15	2,818,137	2,722,560
Common Stock (B)	139 shs.	*	213,007	131,920
* 07/31/15 and 11/08/17.			3,031,144	2,854,480

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,796,681	11/30/17	$2,796,681	$2,852,615
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	6,435	14,514
			2,803,116	2,867,129

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$96,140	12/05/13	196,573	96,140
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	54,374 shs.	*	—	59,872
* 12/05/13 and 04/11/19.			196,573	156,012

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.6% Unitranche Term Loan due 04/30/2024 (LIBOR + 5.500%)	$4,758,333	05/14/18	4,675,294	4,632,120

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,417,435	01/23/15	2,408,414	2,355,076

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.95% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,433,142	09/28/18	4,371,171	4,418,377
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	143,747
			4,468,054	4,562,124

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
7.85% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,436,767	*	4,358,118	4,323,074
* 11/29/18 and 03/25/19.

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
7.04% Term Loan due 12/31/2023 (LIBOR + 5.000%)	$4,989,063	01/04/19	$3,108,171	$3,040,226

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.79% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.750%)	$3,500,000	03/05/18	3,209,306	3,179,011

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
13.34% Term Loan due 10/03/2024 (LIBOR + 11.000%)	$3,162,500	11/05/18	3,107,717	3,083,026

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.1% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,126,500	12/07/17	4,097,669	4,077,327

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.7% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,944,784	05/17/18	3,454,442	3,428,883

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$861,723	08/03/15	857,327	646,292
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,608,539	646,292

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,042,426	04/18/17	3,020,884	3,065,383
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	310,556
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	9,548
			3,321,369	3,385,487

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	$126,157	$251,859

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
10.17% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,324,766	4,264,455

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	419,222

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	375,165
* 03/04/15 and 02/07/18.			1,002,369	970,865

Total Private Placement Investments (E)			$263,181,510	$262,530,241

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.05%:

Bonds - 4.04%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$653,000	$614,194	$608,792
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	690,475
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	1,000,000	1,000,000	1,000,000
Carlson Travel, Inc.	9.500	12/15/24	779,000	721,845	784,843
Enterprise Merger Sub Inc.	8.750	10/15/26	1,193,000	1,131,800	727,730
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	856,483	873,443
KCA Deutag UK Finance PLC	9.625	04/01/23	414,000	414,000	259,785
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	868,829	875,106
New Gold Inc.	6.250	11/15/22	889,000	891,593	891,400
New Gold Inc.	6.375	05/15/25	231,000	231,000	215,604
Onex Corporation	8.500	10/01/22	290,000	278,481	296,163
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,037,669	911,860
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,116,000	1,100,048	1,089,996
Pinnacle Operating Corporation	9.000	05/15/23	756,588	873,351	264,806
Suncoke Energy	7.500	06/15/25	581,000	574,036	517,090
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,045,619
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,000,000	1,016,959	945,000
Vine Oil & Gas LP	8.750	04/15/23	581,000	576,941	264,355
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	261,040

Total Bonds				14,216,229	12,523,107

Preferred Stock - 0.01%
Pinnacle Operating Corporation (B)			519,298	339,854	24,044

Total Preferred Stock				339,854	24,044

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				14,556,083	12,547,151

Total Corporate Restricted Securities				$277,737,593	$275,077,392

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Corporate Public Securities - 3.56%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.94%
Almonde, Inc.	7.250%	9.446%	06/13/25	$940,734	$954,214	$896,642
BMC Software Finance, Inc.	4.250	6.294	10/02/25	992,500	983,978	954,080
Confie Seguros Holding II Co	8.500	10.632	11/02/25	922,394	906,307	864,745
Edelman Financial Services	6.750	8.807	07/20/26	258,914	257,811	258,266
Fieldwood Energy LLC	5.250	7.506	04/11/22	344,430	318,885	297,739
Fieldwood Energy LLC	7.250	9.506	04/11/23	1,455,992	920,608	1,077,434
ION Trading Technologies S.a.r.l	4.000	6.064	11/21/24	559,970	548,373	531,972
Kronos Incorporated	8.250	10.503	11/01/24	409,457	406,835	415,087
PowerSchool	6.750	8.959	08/01/26	1,000,000	991,443	988,750
PS Logistics LLC	4.750	6.794	03/01/25	990,000	997,805	957,825
STS Operating, Inc.	8.000	10.094	04/25/26	1,000,000	1,010,000	936,670
Wastequip, LLC	7.750	9.794	03/20/26	1,000,000	983,789	940,000

Total Bank Loans					9,280,048	9,119,210

Bonds - 0.07%
Sonic Automotive, Inc.		6.125	03/15/27	204,000	204,000	207,315

Total Bonds					204,000	207,315

Common Stock - 0.21%
Chase Packaging Corporation (B)				9,541	—	1,145
Fieldwood Energy LLC				19,599	474,575	485,075
Jupiter Resources Inc.				101,360	489,882	152,040

Total Common Stock					964,457	638,260

Preferred Stock - 0.34%
B. Riley Financial, Inc.				40,000	1,000,000	1,043,200

Total Preferred Stock					1,000,000	1,043,200

Total Corporate Public Securities					$11,448,505	$11,007,985

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 8.31%
CRH America Finance Inc	2.200%	10/11/19	$2,000,000	$1,998,778	$1,998,778
Dominion Resources, Inc.	2.230%	10/28/19	3,300,000	3,294,481	3,294,481
DowDuPont Inc.	2.210%	11/14/19	3,300,000	3,291,086	3,291,086
Harley-Davidson	2.400%	10/23/19	1,400,000	1,397,947	1,397,947
Mondelēz International, Inc.	2.750%	10/22/19	3,300,000	3,294,706	3,294,706
Nissan Motor Acceptance Corp.	2.533%	11/20/19	3,300,000	3,288,679	3,288,679
Nutrien Ltd.	2.200%	11/12/19	2,600,000	2,593,327	2,593,327
Parker-Hannifin Corporation	2.250%	12/04/19	3,300,000	3,286,800	3,286,800
Suncor Energy Inc.	2.510%	10/10/19	3,300,000	3,297,929	3,297,929

Total Short-Term Securities				$25,743,733	$25,743,733

Total Investments	100.68%			$314,929,831	$311,829,110

Other Assets	9.95				30,826,407
Liabilities	(10.63)				(32,932,184)

Total Net Assets	100.00%				$309,723,333

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2019, the value of these securities amounted to $262,530,241 or 84.76% of net assets.
(F)	Held in CI Subsidiary Trust.
^	Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.74%
American Scaffold, Inc.	$2,645,725
BEI Precision Systems & Space Company, Inc.	3,509,383
Dart Buyer, Inc.	1,681,681
Merex Holding Corporation	2,455,135
Sunvair Aerospace Group Inc.	2,854,480
Trident Maritime Systems	4,632,120
17,778,524

AUTOMOTIVE - 6.69%
Aurora Parts & Accessories LLC	3,526,943
BBB Industries LLC	3,375,032
DPL Holding Corporation	711,522
English Color & Supply LLC	3,603,516
Harley-Davidson	1,397,947
Holley Performance Products	4,826,031
Nissan Motor Acceptance Corp.	3,288,679
20,729,670

BUILDING MATERIALS - 4.56%
Happy Floors Acquisition, Inc.	2,509,099
NSi Industries Holdings, Inc.	7,117,386
Sunrise Windows Holding Company	4,077,245
Torrent Group Holdings, Inc.	156,012
Wolf-Gordon, Inc.	251,859
14,111,601

CHEMICALS - 2.63%
DowDuPont Inc.	3,291,086
LBC Tank Terminals Holding Netherlands B.V.	875,106
Nutrien Ltd.	2,593,327
Pinnacle Operating Corporation	288,850
Polytex Holdings LLC	1,085,492
8,133,861

CONSUMER CYCLICAL SERVICES - 4.60%
Accelerate Learning	1,975,192
Carlson Travel, Inc.	784,843
CHG Alternative Education Holding Company	3,250,435
MeTEOR Education LLC	2,520,799
PPC Event Services	3,314,281
Fair Value/ Market Value

PS Logistics LLC	$957,825
ROI Solutions	1,449,930
14,253,305

CONSUMER PRODUCTS - 6.34%
AMS Holding LLC	278,354
Apex Tool Group LLC / BC Mountain Finance Inc.	690,475
Blue Wave Products, Inc.	283,999
Elite Sportswear Holding, LLC	3,082,979
gloProfessional Holdings, Inc.	3,901,231
GTI Holding Company	404,061
Handi Quilter Holding Company	1,036,645
HHI Group, LLC	300,651
Manhattan Beachwear Holding Company	1,640,728
New Mountain Learning, LLC	3,663,020
Whitebridge Pet Brands Holdings, LLC	3,385,487
York Wall Holding Company	970,865
19,638,495

DIVERSIFIED MANUFACTURING - 10.04%
Advanced Manufacturing Enterprises LLC	136,495
F G I Equity LLC	5,079,806
Hyperion Materials & Technologies, Inc.	3,316,035
K P I Holdings, Inc.	291,386
Motion Controls Holdings	1,122,025
Parker-Hannifin Corporation	3,286,800
Reelcraft Industries, Inc.	3,893,603
SR Smith LLC	5,836,202
Strahman Holdings Inc.	698,628
Therma-Stor Holdings LLC	2,867,129
Trystar, Inc.	4,562,124
31,090,233

ELECTRIC - 2.26%
Dominion Resources, Inc.	3,294,481
Electronic Power Systems	3,706,466
7,000,947

FINANCIAL OTHER - 2.66%
Acrisure LLC / Acrisure Finance Inc.	608,792
B. Riley Financial, Inc.	1,043,200
Confie Seguros Holding II Co	864,745
CRH America Finance Inc	1,998,778

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Edelman Financial Services	$258,266
Onex Corporation	296,163
U.S. Retirement and Benefit Partners, Inc.	3,179,011
8,248,955

FOOD & BEVERAGE - 6.80%
Del Real LLC	3,056,488
Hollandia Produce LLC	3,526,786
Impact Confections	—
JMH Investors LLC	1,958,959
Mondelēz International, Inc.	3,294,706
PANOS Brands LLC	4,452,343
Sara Lee Frozen Foods	3,706,146
Westminster Acquisition LLC	646,292
WP Supply Holding Corporation	419,222
21,060,942

HEALTHCARE - 6.31%
Cadence, Inc.	2,211,128
CORA Health Services, Inc.	2,928,501
Dohmen Life Science Services	2,654,190
ECG Consulting Group	4,423,468
Enterprise Merger Sub Inc.	727,730
GD Dental Services LLC	110,641
LAC Acquisition LLC	2,345,830
Ortho-Clinical Diagnostics, Inc.	1,089,996
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	3,040,226
19,531,710

INDEPENDENT - 0.73%
Fieldwood Energy LLC	1,860,248
Jupiter Resources Inc.	152,040
Vine Oil & Gas LP	264,355
2,276,643

INDUSTRIAL OTHER - 8.57%
AFC - Dell Holding Corporation	4,055,924
Aftermath, Inc.	2,559,583
E.S.P. Associates, P.A.	1,032,047
Hartland Controls Holding Corporation	3,774,327
Midwest Industrial Rubber, Inc.	3,865,460
Fair Value/ Market Value

PB Holdings LLC	$1,632,987
Specified Air Solutions	4,656,658
STS Operating, Inc.	936,670
UBEO, LLC	3,083,026
Wastequip, LLC	940,000
26,536,682

INTEGRATED - 1.06%
Suncor Energy Inc.	3,297,929

MEDIA & ENTERTAINMENT - 2.20%
BlueSpire Holding, Inc.	—
Cadent, LLC	2,108,318
Discovery Education, Inc.	4,692,718
HOP Entertainment LLC	—
6,801,036

METALS & MINING - 0.89%
First Quantum Minerals Ltd.	873,443
New Gold Inc.	1,107,004
Suncoke Energy	517,090
Warrior Met Coal, Inc.	261,040
2,758,577

OIL FIELD SERVICES - 0.44%
Avantech Testing Services LLC	—
KCA Deutag UK Finance PLC	259,785
Petroplex Inv Holdings LLC	46,635
Topaz Marine S.A.	1,045,619
1,352,039

PACKAGING - 0.93%
ASC Holdings, Inc.	1,475,495
Brown Machine LLC	1,414,070
Chase Packaging Corporation	1,145
2,890,710

PAPER - 1.12%
Dunn Paper	3,460,625
3,460,625

PHARMACEUTICALS - 0.20%
Clarion Brands Holding Corp.	610,768

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2019
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

REFINING - 2.06%
MES Partners, Inc.	$3,065,972
Calumet Specialty Products Partners, L.P.	1,000,000
Tristar Global Energy Solutions, Inc.	2,355,076
6,421,048

RETAILERS - 0.07%
Sonic Automotive, Inc.	207,315

TECHNOLOGY - 16.60%
1A Smart Start, Inc.	3,465,419
1WorldSync, Inc.	3,426,942
Almonde, Inc.	896,642
Audio Precision	3,613,186
BCC Software, Inc.	5,172,240
BMC Software Finance, Inc.	954,080
Claritas Holdings, Inc.	3,316,051
Clubessential LLC	3,540,489
GraphPad Software, Inc.	4,884,554
ION Trading Technologies S.a.r.l	531,972
Kronos Incorporated	415,087
Powerschool	988,750
REVSpring, Inc.	3,374,557
Ruffalo Noel Levitz	2,592,483
Sandvine Corporation	3,393,655
Scaled Agile, Inc.	1,497,312
U.S. Legal Support, Inc.	4,323,074
Velocity Technology Solutions, Inc.	4,077,327
Veritas US Inc. / Veritas Bermuda Ltd.	945,000
51,408,820

TRANSPORTATION SERVICES - 7.18%
BDP International, Inc.	4,896,760
OPE KAG Finance Sub	911,860
Pegasus Transtech Corporation	3,833,011
Rock-it Cargo	4,893,706
VP Holding Company	3,428,883
Worldwide Express Operations, LLC	4,264,455
22,228,675

Total Investments - 100.68%
(Cost - $314,929,831)	$311,829,110

See Notes to Consolidated Financial Statements

 Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $262,530,241 (84.76% of net assets) as of September 30, 2019 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans,
Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2019, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Trust early adopted, and applied, ASU 2018-13 for the year ended December 31, 2018. The adoption of this accounting guidance did not have a material impact on the Trust’s financial statements.

 Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2019.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2019 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$107,617,597	$—	$12,523,108	$95,094,489
Bank Loans	133,898,544	—	4,826,031	129,072,513
Common Stock - U.S.	7,215,489	—	—	7,215,489
Preferred Stock	6,024,579	—	—	6,024,579
Partnerships and LLCs	20,321,183	—	—	20,321,183
Public Securities
Bank Loans	9,119,210	—	8,179,210	940,000
Corporate Bonds	207,315	—	207,315	—
Common Stock - U.S.	638,260	1,145	637,115	—
Preferred Stock	1,043,200	1,043,200	—	—
Short-term Securities	25,743,733	25,743,733	—	—
Total	$311,829,110	$26,788,078	$26,372,779	$258,668,253
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2019.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$6,508,943	Broker Quote	Single Broker	94.0% to 99.5%	98.4%
	$123,503,570	Discounted Cash Flows	Discount Rate	4.9% to 12.0%	7.2%
Corporate Bonds	$75,935,275	Discounted Cash Flows	Discount Rate	8.0% to 15.8%	11.7%
	$19,159,214	Market Approach	Valuation Multiple	5.0x to 10.0x	7.5x
			EBITDA	$0.2 million to $20.1 million	$7.8 million
Equity Securities*	$33,537,207	Market Approach	Valuation Multiple	5.0x to 16.5x	10.2x
			EBITDA	$0.1 million to $277.6 million	$55.7 million
	$24,044	Broker Quote	Single Broker	$0.05	$0.05
*	Including partnerships and LLC’s
**	The weighted averages disclosed in the table above were weighted by relative fair value

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2018	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2019
Restricted Securities
Corporate Bonds	$106,334,395	$2,448,164	$5,610,003	$(10,689,062)	$(8,609,011)	$—	$—	$95,094,489
Bank Loans	124,994,521	975,566	23,396,326	(829,022)	(12,797,322)	1,553,194	(8,220,750)	129,072,513
Common Stock - U.S.	8,952,301	2,591,918	(191,768)	(4,136,962)	—	—	—	7,215,489
Preferred Stock	4,722,044	684,282	1,338,077	(719,824)	—	—	—	6,024,579
Partnerships and LLCs	18,256,414	5,243,453	372,301	(3,550,985)	—	—	—	20,321,183
Public Securities
Bank Loans	5,233,937	15,379	—	—	(629,755)	—	(3,679,561)	940,000
Common Stock	1,050,188	—	—	—	—	—	(1,050,188)	—
Total	$269,543,800	$11,958,762	$30,524,939	$(19,925,855)	$(22,036,088)	$1,553,194	$(12,950,499)	$258,668,253

 Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$524,431	—
Net realized gain on investments before taxes	$4,280,053	—
Net change in unrealized depreciation of investments before taxes	$7,154,278	9,088,725

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2019, the CI Subsidiary Trust has incurred income tax expense of $171,430.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2019, the CI Subsidiary Trust has no deferred tax liability.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.
3.	Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

4.	Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2019, the Trust incurred total interest expense on the Note of $794,250.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 9/30/19
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$33,519,844	$54,241,779
Corporate public securities	—	7,301,258

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2019. The net unrealized depreciation of investments for and Federal tax purposes as of September 30, 2019 is $(3,100,721) and consists of $18,090,605 appreciation and $21,191,326 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $nil on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations

	March 31, 2019
	Amount	Per Share
Investment income	$7,739,844
Net investment income	6,291,649	$0.31
Net realized and unrealized gain on investments (net of taxes)	3,648,673	0.18

	June 30, 2019
	Amount	Per Share
Investment income	$7,306,147
Net investment income	5,866,780	0.29
Net realized and unrealized loss on investments (net of taxes)	6,150,989	0.31

	September 30, 2019
	Amount	Per Share
Investment income	$7,191,798
Net investment income	5,733,599	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,222,713	0.06

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At September 30, 2019, the Trust had the following unfunded commitments:

Investment	Unfunded Amount

ROI Solutions LLC	$2,235,294
US Oral Surgery Management	1,787,500
Dart Aerospace	1,750,000
Cora Health Services, Inc.	1,569,837
VP Holding Company	1,405,882
Lighthouse Autism Center	1,327,654
Specified Air Solutions (Roberts Gordon)	609,049
ProcessBarron	269,966
U.S. Retirement & Benefit Partners	238,000
Polytex Holdings LLC	28,962

 Barings Corporate Investors

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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 Barings Corporate Investors

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Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Jill Dinerman
Assistant Secretary

Christina Emery
Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216